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                                                                    EXHIBIT 10.2


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement effective as of July 1, 2000 by and between InterVoice-Brite, Inc., a Texas corporation formerly known as InterVoice, Inc. with its principal executive offices at 17811 Waterview Parkway, Dallas, Texas 75252 (the "Company") and Rob-Roy J. Graham (the "Employee").

                                   WITNESSETH:


         WHEREAS, the Employee is presently employed by the Company pursuant to that certain Employment Agreement dated as of September 1, 1998 between the Company and the Employee (the "Agreement"); and

         WHEREAS, Employee and the Company desire to amend certain terms of the Agreement to, among other things, extend the term of the Agreement and adjust his compensation.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereinafter set forth, the parties hereto agree as follows:

         1. In Paragraph 1 of the Agreement captioned "Definitions" the definitions of "Applicable EPS Bonus Percentage" and "Applicable Revenue Bonus Percentage" are amended in their entirety to read as follows:

                  "Applicable EPS Bonus Percentage" means the percentage set forth in the right hand column below as determined (i) for the Company's fiscal year ending February 28, 2001, with reference to the Company's earnings per share for such fiscal year as set forth in the table below entitled "Applicable EPS Bonus Percentage: Fiscal 2001" and
         (ii) for the Company's fiscal year ending February 28, 2002, with reference to the increase or decrease in the Company's earnings per share between such fiscal year and the greater of $.31 or the Company's earnings per share for the immediately preceding fiscal year as set forth in the table below entitled "Applicable EPS Bonus
         Percentage: Fiscal 2002":

                  APPLICABLE EPS BONUS PERCENTAGE: FISCAL 2001

                                           Applicable EPS
             Earnings per Share           Bonus Percentage
             ------------------           ----------------
              $0.51 or more                      50%
              $0.41 to $0.50                     40%
              $0.32 to $0.40                     30%
              $0.31                              25%
              $0.21 to $0.30                     15%
              $0.20 or less                       0%




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                  APPLICABLE EPS BONUS PERCENTAGE: FISCAL 2002

              Increase or Decrease in Earnings
               per Share in Applicable Fiscal           Applicable EPS
            Year Compared to Prior Fiscal Year          Bonus Percentage
            ----------------------------------          ----------------
               40% or more increase                            100%
               35% through 39% increase                         75%
               25% through 34% increase                         50%
               10% through 24% increase                         40%
               0% through 9% increase                           20%
               Decrease in EPS                                   0%


                  "Applicable Revenue Bonus Percentage" means the percentage set forth in the right hand column below as determined (i) for the Company's fiscal year ending February 28, 2001, with reference to the Company's total revenues for such fiscal year as set forth in the table below entitled "Applicable Revenue Bonus Percentage: Fiscal 2001" and
         (ii) for the Company's fiscal year ending February 28, 2002, with reference to the increase or decrease in the Company's total revenues between such fiscal year and the greater of $305,000,000 or the Company's total revenues for the immediately preceding fiscal year as set forth in the table below entitled "Applicable Revenue Bonus
         Percentage: Fiscal 2002":

                APPLICABLE REVENUE BONUS PERCENTAGE: FISCAL 2001

                                                     Applicable Revenue
                     Total Revenue                    Bonus Percentage
                     -------------                   ------------------
               $384,000,000 or more                          50%
               $337,000,000 to $383,999,999                  40%
               $306,000,000 to $336,999,999                  30%
               $305,000,000 to $305,999,999                  25%
               $295,000,000 to $304,999,999                  15%
               $294,999,999 or less                           0%


                APPLICABLE REVENUE BONUS PERCENTAGE: FISCAL 2002

               Increase or Decrease in Revenues
                  in Applicable Fiscal Year            Applicable Revenue
                 Compared to Prior Fiscal Year          Bonus Percentage
               --------------------------------        ------------------
               40% or more increase                            100%
               35% through 39% increase                         75%
               25% through 34% increase                         50%
               10% through 24% increase                         40%
               0% through 9% increase                           20%
               Decrease in Revenues                              0%



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                  2. Paragraph 3 of the Agreement captioned "Term" is hereby amended in its entirety to read as follows:

                  3. Term

                           The initial term of this Agreement shall be from
                  September 1, 1998 until February 28, 2002 unless sooner terminated in accordance with the provisions herein regarding termination. Subject to earlier termination as provided herein, the initial term of this Agreement shall be automatically extended for one (1) year from March 1, 2002, unless either the Employee or the Company gives written notice to the other six months or more prior to February 28, 2002.

                  3. Paragraph 4(a) of the Agreement captioned "Base Salary" is hereby amended in its entirety to read as follows:

                     4(a) Base Salary. For all services rendered by the Employee under this Agreement, the Company shall pay the Employee a base salary of $225,000 per year. Such salary shall be payable in equal monthly installments in accordance with the customary payroll policies of the Company in effect at the time such payment is made, or as otherwise mutually agreed upon. Effective as of March 1 of each year during the term hereof, the Compensation Committee of the Company shall review Employee's performance for the prior fiscal year and make such adjustments in base salary from time to time at their discretion as the Employee and the Company may agree.

                  4. All of the provisions of the Agreement not specifically amended, deleted or modified by this First Amendment are hereby ratified in their entirety and shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this First Amendment to the Agreement on August __, 2000, and such First Amendment is effective July 1, 2000.

                                             INTERVOICE-BRITE, INC.


                                             By: /s/ DAVID W. BRANDENBURG
                                                -------------------------------

                                             Name:  David W. Brandenburg
                                                  -----------------------------

                                             Title: Chief Executive Officer
                                                   ----------------------------


                                             EMPLOYEE:



                                             /s/ ROB-ROY J. GRAHAM
                                             ----------------------------------
                                             ROB-ROY J. GRAHAM




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